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                                                                   EXHIBIT 10.28

                            FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE ("First Amendment") is made on this 29th day of June, 2000 by and between Stanley R. Deck and Ellen Deck ("Lessor") and Document Imaging Systems Corporation, /DISC INC. a California Corporation ("Lessee").

WHEREAS Lessee and Lessor entered into a Lease Agreement ("Lease") dated July 12, 1995 for space at 372 Turquoise Street, Milpitas, California and

WHEREAS the parties hereto desire to amend said Lease as stated below.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, Lessor and Lessee agree to amend said Lease to change the language of the following paragraphs:

1.      PARAGRAPH 3 - TERM

        3.1: The term of this Lease shall be extended for a period of five (5) years commencing on November 1, 2000 and ending on October 31, 2005 unless sooner terminated pursuant to any provision hereof.

2.      PARAGRAPH 4 -RENT

        Reference is directed to Paragraph 50 of the Addendum to said Lease which is modified as follows:

        50: RENT SCHEDULE: The amount of base monthly rental for the following periods shall be:

               November 1, 2000-October 31, 2001 $37,738
               November 1, 2001-October 31, 2002 $39,248
               November 1, 2002-October 31 2003 $40,818
               November 1, 2003-October 31, 2004 $42,451
               November 1, 2004-October 31, 2005 $44,149

Except as specifically modified herein, all terms and conditions of said Lease shall remain in full force and. effect.

IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto on the date and year first written above.


LESSOR:                                     LESSEE: DISC INC.
Stanley R. Deck and Ellen Deck              Document Imaging Systems
Corporation
/s/ Stanley R. Deck /s/ Ellen Deck                      a California Corporation
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                                            BY: /s/ J.R. Ellis
                                               ---------------------------------
                                            ITS: PRES/CEO
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